UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

MTECH ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38368	82-2932611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10124 Foxhurst Court, Orlando, Florida	32836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 345-8332

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MTEC	The NASDAQ Stock Market LLC
Warrants to purchase one share of Common Stock	MTECW	The NASDAQ Stock Market LLC
Units, each consisting of one share of Common Stock and one Warrant	MTECU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On May 16, 2019, MJ Freeway, LLC (“MJF”) issued a press release announcing the addition of Mark D. Iwanowski to its board of directors. A copy of the press release is attached hereto as Exhibit 99.1.

Additional Information

Under the terms of a merger agreement, each of MTech Acquisition Corp. (“MTech”) and MJF will merge with newly-formed subsidiaries of a newly-formed holding company (“Pubco”), which itself is a newly-formed subsidiary of MTech. As a result of such mergers, MJF equity holders will receive new securities of Pubco and MTech stockholders will exchange their securities of MTech for securities of Pubco.

In connection with the proposed transaction, on May 14, 2019, Pubco filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) for the Pubco securities to be issued at the closing of the transaction, which Registration Statement contains a proxy statement of MTech in connection with a special meeting of the stockholders of MTech to consider and vote on the transaction and related matters. The definitive proxy statement/prospectus and other relevant documents will be mailed to MTech’s stockholders in connection with the special meeting.

Investors and security holders of MTech are advised to read the prospectus and the definitive proxy statement in connection with MTech’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transaction because the proxy statement/prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. The definitive proxy statement/prospectus will be mailed to stockholders of MTech as of the record date, which is May 13, 2019. Stockholders will also be able to obtain copies of the registration statement and proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: MTech Acquisition Corp., c/o MTech Sponsor LLC (the “Sponsor”), 10124 Foxhurst Court, Orlando, Florida 32836.

Participants in the Solicitation

MTech, Pubco, MJF, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of MTech’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests of MTech’s directors and officers in the solicitation by reading MTech’s and Pubco’s filings with the SEC, including the Registration Statement, which was declared effective on May 14, 2019 and which includes the proxy statement/prospectus of MTech for the proposed transaction.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding MTech’s industry, future events, the proposed transaction between the parties, the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of MTech’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding MTech’s businesses and the transaction, and actual results may differ materially. These risks, uncertainties, assumptions and other important factors include, but are not limited to: the inability to complete the transaction contemplated by the merger agreement because of failure of closing conditions or other reasons; the inability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the amount of cash available following any redemptions by MTech stockholders; the ability of Pubco to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the merger agreement; costs related to the proposed transaction; MJF’s ability to manage growth; the reaction of MJF’s customers and suppliers to the transaction; Pubco’s ability to identify and integrate other future acquisitions; rising costs adversely affecting MJF’s profitability; adverse changes to the legal environment for the cannabis industry; general economic and market conditions impacting demand for MJF’s products and services; and other risks and uncertainties indicated in the proxy statement/prospectus for the proposed transaction, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by MTech and Pubco. There may be additional risks that MTech presently does not know or that MTech currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide MTech’s expectations, plans or forecasts of future events and views as of the date of this communication. MTech anticipates that subsequent events and developments will cause MTech’s assessments to change. However, while MTech may elect to update these forward-looking statements at some point in the future, MTech specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing MTech’s assessments as of any date subsequent to the date of this communication.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 16, 2019	MTECH ACQUISITION CORP.

	By:	/s/ Scott Sozio
Name: Scott Sozio Title: Chief Executive Officer